UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2013 (April 9, 2013)

RADIATION THERAPY SERVICES

HOLDINGS, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2013, Joseph M. Garcia, the Chief Operating Officer of Radiation Therapy Services Holdings, Inc. (the “Company”), resigned from his position with the Company, effective as of May 10, 2013, as he intends to accept a position as Chief Executive Officer of a healthcare services business in the dental practice management field.

Item 8.01	Other Events.

On April 11, 2013, the Company issued a press release announcing the resignation of Mr. Garcia, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)                         Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES HOLDINGS, INC.

Date: April 11, 2013	By:	/s/ Bryan J. Carey
Name: Bryan J. Carey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 11, 2013.